SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------


       Date of Report (Date of earliest event reported): December 6, 2002


                          GUARDIAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         FLORIDA                        0-28490                  58-1799634
(State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)              File Number)          Identification No.)


                              3880 N. 28TH TERRACE
                          HOLLYWOOD, FLORIDA 33020-1118
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 926-5200


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

Guardian International, Inc. today announced that Douglas T. Lake has resigned as a member of the Board of Directors, effective immediately.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed as part of this report:


99.1 Press Release dated December 9, 2002 - Guardian International, Inc. announces Resignation of Board Member

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        GUARDIAN INTERNATIONAL, INC.

                                        By: /s/ HAROLD GINSBURG
                                        -------------------------------------
                                        Harold Ginsburg
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.              Description
                         -----------

  99.1 Press Release dated December 9, 2002 - Guardian International, Inc. announces Resignation of Board Member